THE CONVERTIBLE NOTE EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED
      UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAS BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. IN ADDITION, THIS CONVERTIBLE NOTE MAY ONLY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF TO CRESCENT INTERNATIONAL LTD. OR AN AFFILIATE OF CRESCENT INTERNATIONAL LTD. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF FIBERCORE, INC. SET FORTH IN A SECURITIES PURCHASE AGREEMENT, DATED AS OF JUNE 9, 2000, BETWEEN FIBERCORE, INC. AND CRESCENT INTERNATIONAL LTD. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM FIBERCORE, INC.'S EXECUTIVE OFFICES.

                              --------------------


                                CONVERTIBLE NOTE

                                DUE JUNE 9, 2002

June 9, 2000                                                        $6,000,000

      FiberCore, Inc., a Nevada corporation (the "Company"), for value received hereby promises to pay to the Holder (as defined below) on June 9, 2002 the principal amount of $6,000,000 payable in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts at the principal office of the Company. This Convertible Note shall be secured by the Collateral as provided in the Security Agreement and the Pledge Agreement (as these terms are hereinafter defined).

                                    ARTICLE 1

                                   DEFINITIONS

      SECTION 1.1. Definitions. The terms defined in this Article whenever used in this Convertible Note shall have the respective meanings hereinafter specified.

            (a) "Accountant" shall have the meaning set forth in Section 3.2(f).

            (b) "Additional Capital Shares" shall have the meaning set forth in
Section 3.5(d).

            (c) "Adjustment Events" shall have the meaning set forth in Section 3.5(a).

            (d) "Affiliate" shall mean any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under direct or indirect common control with another Person. For the purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controls" and "controlled" have meanings correlative to the foregoing.

            (e) "Book Value" of the Collateral shall mean the aggregate book value of the Collateral as set forth on Attachment A to the Security Agreement; provided, however, that the Book Value of the Collateral shall decrease by an aggregate amount of $150,000 per month on the first calendar day of each month, on and after January 1, 2000.

            (f) "Capital Shares" shall mean the Common Stock, the Note Conversion Shares and any shares of any other class of common stock of the Company, whether now or hereafter authorized, having the right to participate in the distribution of dividends (as and when declared) and assets (upon liquidation of the Company).

            (g) "Closing Date" shall mean June 9, 2000.

            (h) "Collateral" shall have the meaning specified in the Security Agreement.

            (i) "Common Stock" shall mean the Company's common stock, $0.001 par value per share.

            (j) "Company" shall mean FiberCore, Inc., a corporation organized and existing under the laws of the State of Nevada.

            (k) "Conversion Date" shall mean any day on which all or some part of the principal amount of this Convertible Note is converted into Note Conversion Shares in accordance with the terms of this Convertible Note and the Securities Purchase Agreement, provided that a Conversion Date must be a Trading Day.

            (l) "Conversion Notice" shall have the meaning set forth in Section 3.2(a).

            (m) "Conversion Price" shall have the meaning set forth in Section
3. 1(a).

            (n) "Conversion Valuation Period" shall mean, with respect to the Conversion Date, the twenty-two (22) Trading Day period immediately preceding the Conversion Date.

            (o) "Convertible Note" shall mean this Convertible Note or such other Convertible Note or Notes exchanged therefor as provided in Section 2.1.

            (p) "Crescent International" shall mean Crescent International Ltd., an entity organized and existing under the laws of Bermuda.

            (q) "Effective Collateral" shall mean the lesser of (A) the Book Value or (B) Distributable Capital which shall mean: total assets (Aktiva), less total reserves (Ruckstellungen), less total liabilities (Verbindlichkeiten), less additional items for investment subsidies for fixed assets (Sonderposten fur Investitionszuschusse zum Anlagevermogen), less additional items for investment grants for fixed assets (Sonderposten fur Investitionszulage zum Anlagevermogen), less registered capital (Stammkapital), of FiberCore Jena, as shown on the balance sheet of FiberCore Jena on the date such calculation is made.

            (r) "Fibercore Jena" shall mean FiberCore Jena GmbH, a corporation organized and existing under the laws of the Federal Republic of Germany and a wholly-owned Subsidiary of the Company.

            (s) "Event of Default" shall have the meaning set forth in Section 6.1.

            (t) "Holder" shall mean Crescent International or an Affiliate of Crescent International.

            (u) "Lowest Average Price" shall mean the average of the lowest three consecutive Trade Prices during the applicable Conversion Valuation Period.

            (v) "Material Adverse Effect" shall mean any effect on the business, operations, properties, prospects, or financial condition of the Company that is material and adverse to the Company or to the Company and such other entities controlling or controlled by the Company, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform its obligations under any of the Securities Purchase Agreement, the Registration Rights Agreement, this Convertible Note, the Security Agreement and the Pledge Agreement.

            (w)   "Minimum Trade Price" shall mean $2.50.

            (x) "Note Conversion Shares" shall mean shares of Common Stock into which this Convertible Note is or may be converted.

            (y) "Outstanding" when used with reference to Common Stock or Capital Shares (collectively, the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not refer to any such Shares then directly or indirectly owned or held by or for the account of the Company.

            (z) "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

            (aa) "Pledge Agreement" shall mean that certain Share Pledge Agreement, dated as of the date hereof, by and between the Company and Crescent International.

            (bb) "Pledges" shall have the meaning specified in the Pledge Agreement.

            (cc) "Principal Market" shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange, the Electronic Bulletin Board or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

            (dd) "Redemption Date" shall have the meaning set forth in Section 2.6.

            (ee) "Redemption Price" shall mean one hundred twenty percent (120%) of the applicable principal amount of this Convertible Note being redeemed, plus the amount of any interest payable thereon.

            (ff) "Registration Rights Agreement" shall mean the Registration Rights Agreement, dated as of the date hereof, by and between the Company and Crescent International.

            (gg) "SEC" shall mean the U.S. Securities and Exchange Commission.

            (hh) "Securities Act" shall mean the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            (ii) "Securities Purchase Agreement" shall mean the Securities Purchase Agreement, dated as of the date hereof, by and between the Company and Crescent International.

            (jj) "Security Agreement" shall mean that certain Security Agreement, dated as of the date hereof, by and between Crescent International and FiberCore Jena.

            (kk) "Subsidiary" shall mean any Person in which the Company, directly or indirectly through Subsidiaries or otherwise, beneficially owns more than fifty percent (50%) of either the equity interests in, or the voting control of, such Person.

            (ll) "Trade Price" shall mean the volume-weighted average price as reported by Bloomberg L.P. using the Average Quoted Recap function.

            (mm) "Trading Day" shall mean any day during which the Principal Market shall be open for business.

      Other capitalized terms used but not defined herein shall have their respective meanings set forth in the Securities Purchase Agreement.

                                    ARTICLE 2

                       EXCHANGES AND TRANSFER; REDEMPTION

      SECTION 2.1. Exchange and Registration of Transfer of Convertible Notes. The Holder may, at its option, surrender this Convertible Note at the office of the Company and receive in exchange therefor a Convertible Note or Notes, each in the denomination of $50,000 or an integral multiple of $50,000 in excess thereof. Any new Convertible Note or Notes issued upon exchange shall be dated as of the date of this Convertible Note, and, subject to Article 4 hereof, shall be payable to such Person, or order, as such Holder may designate. The aggregate principal amount of such Convertible Note or Notes exchanged in accordance with this Section 2.1 shall equal the aggregate unpaid principal amount of this Convertible Note as of the date of such surrender; provided, however, that upon such exchange there shall be filed with the Company the name and address for all purposes hereof of the Holder or Holders of the Convertible Note or Notes delivered in such exchange; and provided further that any such exchange may only be made to Crescent International or an Affiliate of Crescent International. This Convertible Note, when presented for registration of transfer or for exchange, conversion or payment, shall (if so required by the Company) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Company duly executed by, the Holder or its attorney duly authorized in writing.

      SECTION 2.2. Loss. Theft. Destruction of Convertible Note. Upon (i) receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Convertible Note, (ii) receipt of indemnity or security reasonably satisfactory to the Company, in the case of any such loss, theft or destruction, and (iii) upon surrender and cancellation of this Convertible Note, in the case of any such mutilation, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Convertible Note, a new Convertible Note of like tenor and unpaid principal amount dated as of the date hereof. This Convertible Note shall be held and owned upon the express condition that the provisions of this Section 2.2: (i) are exclusive with respect to the replacement of a mutilated, destroyed, lost or stolen Convertible Note and (ii) preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without their surrender.

      SECTION 2.3. Party Deemed Absolute Owner. The Company may deem Crescent International or any Affiliate of Crescent International in whose name this Convertible Note shall be registered upon the registry books of the Company to be, and may treat it as, the absolute owner of this Convertible Note (whether or not this Convertible Note shall be overdue) for the purpose of receiving payment of or on account of the principal of this Convertible Note, for the conversion of this Convertible Note and for all other purposes. No Person other than Crescent International or an Affiliate of Crescent International may own this Convertible Note. The Company shall not be affected by any notice to the contrary. All such payments and such conversion shall be valid and effectual to satisfy and discharge the liability upon this Convertible Note to the extent of the sum or sums so paid or the conversion so made.

      SECTION 2.4.  Redemption.

            (a) Optional Redemption by the Company.

            (i) The Company, at its election upon notice given as provided in
      Section 2.6 and subject to the provisions of paragraph (a)(ii) of this
      Section 2.4, and after the earlier of (A) the Effective Date and (B) 90 calendar days from the date hereof, may at any time and from time to time redeem this Convertible Note, in whole or in part, at the Redemption Price, and only with respect to that portion of this Convertible Note for which the Company has not been provided with a Conversion Notice.

            (ii) If the Company shall elect to redeem this Convertible Note during the period in which there exists a Failed Registration Statement (as such term is defined in the Registration Rights Agreement) until the date on which the Note Conversion Shares may be first sold by the Investor pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act, the Holder shall have a right to reject such redemption. If the Holder exercises such rejection right, the 2.0% penalty set forth in Section 1.1(c) of the Registration Rights Agreement shall be reduced to 1.0%.

            (iii) Unless the Holder agrees otherwise, the Company shall not be permitted to partially redeem this Convertible Note if the amount redeemed would be less than US$400,000; provided that the Company shall have the right to redeem this Convertible Note for its then outstanding principal amount if such outstanding amount is less than US$400,000.

            (b) Mandatory Redemption by the Company. If on July 31, 2000 the acquisition by the Company or its Subsidiary of at least 90% of the issued and outstanding capital stock of Xtal Fibras Opticas S.A. from Algar S.A. shall not have been consummated and all necessary consents, authorizations and approvals pertaining thereto shall not have been obtained by the Company, this Convertible Note shall be immediately redeemed by the Company at a price equal to the outstanding principal amount of this Convertible Note, and only with respect to that portion of this Convertible Note for which the Company has not been provided with a Conversion Notice. Upon a mandatory redemption pursuant to this section 2.4(b), the Investor shall not in any event be required to return to the Company any fees or penalties paid by the Company to the Investor with respect to this Convertible Note. If the Company fails to timely redeem this Convertible
Note in accordance with this subsection (b), then until the Company has redeemed this Convertible Note, the Company shall on the last Trading Day of each calendar month, or proportion thereof, beginning in the month in which this Convertible Note is required to be redeemed pursuant to this Section 2.4(b), pay to the Holder an additional amount of 2.0% of the outstanding principal balance of this Convertible Note.

      SECTION 2.5. Twenty Percent Limitation. Upon submitting a Conversion Notice in accordance with Section 3.2 hereof, the Holder has the right to require the Company to seek shareholder approval to permit the Company to convert this Convertible Note into a number of shares of Common Stock in excess of 19.9% of the Outstanding Common Stock of the Company, to the extent such shareholder approval is required by applicable rules of the Principal Market. If shareholder approval is obtained in accordance with Section 2.2 of the Securities Purchase Agreement, the Holder has the option of converting this Convertible Note, in accordance with Article 3 hereof, at either (i) the Conversion Price stated in the Conversion Notice or (ii) the Conversion Price as computed on the date such shareholder approval was obtained, which date for the purposes of this Section 2.5 shall be deemed the Conversion Date. If, within seventy-five (75) days of the Holder exercising its right to require the Company to seek shareholder approval, the Company should fail to obtain the requisite approval of shareholders, the Holder may require the Company to immediately redeem this Convertible Note at the Redemption Price, and only with respect to that portion of this Convertible Note which has not been previously converted or redeemed. Until the Company redeems this Convertible Note pursuant to this
Section 2.5 and pays the Redemption Price to the Holder, the Company shall on the last Trading Day of each calendar month for the period beginning in the month this Convertible Note is required to be redeemed pursuant to this Section
2.5 and ending in the month prior to the month in which the Redemption Price is paid to the Holder, pay to the Holder an additional amount of 2.0% of such portion of the outstanding principal balance of this Convertible Note which, upon conversion of this Convertible Note, would be convertible into a number of shares of Common Stock in excess of 19.9% of the Outstanding Common Stock of the Company.

      SECTION 2.6. Notice of Redemption: Right to Convert in Lieu of Accepting Redemption. In the case of redemption of this Convertible Note, notice thereof shall be given in writing to the Holder not fewer than ten (10) Trading Days prior to the date fixed for such redemption (the "Redemption Date"). The redemption notice shall specify the Redemption Date and shall make reference to this Section 2.6 pursuant to which such redemption is to be made. Such notice of redemption and all other notices to be given to the Holder shall be given by facsimile and confirmed by registered mail at its designated address.

      Upon notice of any redemption being given as provided in this Section 2.6, the Holder shall have the right to exercise, either in whole or in part, the conversion privilege pursuant to Article 3 hereof until 5:00 P.M., New York City time, on the Trading Day preceding the Redemption Date.

      SECTION 2.7. Partial Redemption of Convertible Notes: Notation Thereon. Upon any partial redemption of this Convertible Note pursuant to this Article 2, the Holder at its option may (i) require the Company to issue and deliver, at the expense of the Company (other than for transfer taxes, if any), upon surrender of this Convertible Note, a new Convertible Note payable to such person or persons, or order, as may be designated by the Holder for the principal amount of this Convertible Note then remaining unredeemed, such Convertible Note to be dated as of the date of this Convertible Note, or (ii) present this Convertible Note to the Company for notation hereon of the payment of the portion of the principal amount so redeemed. The Company may, as a condition of payment of all or any of the principal of or interest on this Convertible Note, require the Holder to present this Convertible Note for notation of such payment and, if this Convertible Note be paid in full, require the surrender hereof.

                                    ARTICLE 3

                               CONVERSION OF NOTE

      SECTION 3.1.  Conversion: Conversion Price.

            (a) At the option of the Holder, at any time until this Convertible
Note is paid in full, this Convertible Note may be converted, either in whole or in part, up to the principal amount hereof, into shares of Common Stock. The conversion price per share ("Conversion Price") shall be equal to the lower of
(i) the average of the Trade Prices during the ten (10) Trading Days immediately preceding the Subscription Date and (ii) 93% of the Lowest Average Price during the Conversion Valuation Period.

            (b) During the term of this Convertible Note, the Company shall have the right to reject the conversion of all or part of this Convertible Note (as the case may be) if the applicable Conversion Price would be less than the Minimum Trade Price; provided, however, that the Company shall not be entitled to exercise such rejection right with respect to any subsequent conversions of all or part of this Convertible Note (as the case may be) if (x) the average of the Trade Prices during the seven (7) Trading Days immediately preceding the applicable Conversion Notice or Notices exceeds the Minimum Trade Price, or (y) the applicable Conversion Notice is delivered by facsimile to the Company more than 180 calendar days following the first exercise by the Company of its rejection right pursuant to this Section 3.1(b).

            (c) During the term of this Convertible Note, the Company shall have a further right to reject the conversion of all or part of this Convertible Note (as the case may be) if the Holder elects to convert all or part of this Convertible Note during the period in which there exists a Failed Registration Statement (as such term is defined in the Registration Rights Agreement) until the date on which the Registrable Securities may be first sold by the Investor pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act.

            (d) Notwithstanding anything to the contrary contained herein, on each Conversion Date, the number of Note Conversion Shares into which this Convertible Note may be converted shall not exceed the number of shares such that, when aggregated with all other shares of Common Stock and Registrable Securities then beneficially or deemed beneficially owned by the Holder, would result in the Holder owning more than 9.9% of all of such Common Stock as would be outstanding on such Conversion Date, as determined in accordance with Section 13(d) of the Exchange Act and the regulations promulgated thereunder. For purposes of this Section 3.1(c), in the event that the amount of Common Stock outstanding as determined in accordance with Section 13(d) of the Exchange Act and the regulations promulgated thereunder is greater on a Conversion Date than on the date upon which the Conversion Notice associated with such Conversion Date is given, the amount of Common Stock outstanding on such Conversion Date shall govern for purposes of determining whether the Holder would own more than 9.9% of the Common Stock following such Conversion Date.

      SECTION 3.2.  Exercise of Conversion Privilege.

            (a) In order to convert this Convertible Note into Note Conversion Shares, the Holder shall on the Conversion Date send via facsimile, and in accordance with the notice provisions of Section 10.4 of the Securities Purchase Agreement, a copy of the fully executed Conversion Notice in the form attached hereto in Annex I (the "Conversion Notice") stating that the Holder elects to convert. The Conversion Notice shall specify (i) the Conversion Date, the (ii) portion of this Convertible Note to be converted, (iii) the applicable Conversion Price, (iv) the name or names (with address) of the persons who are to become holders of the Note Conversion Shares in connection with such conversion, and (v) a calculation of the number of Note Conversion Shares issuable upon such conversion.

            (b) Unless the Company agrees otherwise, the Holder shall not deliver more than one Conversion Notice per calendar week, or deliver a Conversion Notice requesting conversion of this Convertible Note for a principal amount of less than US$400,000; provided that the Holder shall have the right to deliver a Conversion Notice for the conversion of the then outstanding principal amount of this Convertible Note if such outstanding principal amount is less than US$400,000.

            (c) Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of the Conversion Notice to the Holder. Such confirmation shall indicate that the Conversion Notice has been received and shall specify the name and telephone number of a contact person at the Company whom the Holder should contact regarding information related to the conversion of this Convertible Note. The Company shall not be obligated to issue certificates evidencing the Note Conversion Shares issuable upon conversion, unless either this Convertible
Note is delivered to the Company as provided below, or the Holder notifies the Company that this Convertible Note has been lost, stolen or destroyed (subject to the requirements of Section 2.2).

            (d) Partial Conversion. Upon any partial conversion of this Convertible Note pursuant to this Article 3, the Holder at its option may (i) require the Company to issue and deliver, at the expense of the Company (other than for transfer taxes, if any), upon surrender of this Convertible Note, a new Convertible Note payable to such person or persons, or order, as may be designated by the Holder for the principal amount of this Convertible Note then remaining unconverted, such Convertible Note to be dated as of the date of this Convertible Note, or (ii) present this Convertible Note to the Company for notation hereon of the portion of the principal amount so converted. Upon any full conversion of this Convertible Note pursuant to this Article 3, the Holder shall surrender and deliver this Convertible Note to the Company.

            (e) Release of Collateral. Upon (i) any complete or partial conversion of this Convertible Note as provided in this Article 3 or Section 2.5 hereof, or (ii) any complete or partial redemption of this Convertible Note as provided in Section 2.4 or Section 2.5 hereof, the Holder shall release the Collateral by an amount proportional to the principal amount of this Convertible Note so converted or redeemed; provided, however, that the Holder shall be required to release the Collateral only if and to the extent the Effective Collateral on the applicable Conversion Date or Redemption Date exceeds 120% of the outstanding principal amount of the Convertible Notes following such conversion or redemption. The Company shall have the right to determine from which assets the Collateral shall be released, shall give written notice to the Holder describing such assets within fourteen (14) calendar days of such release, and shall amend Attachment A to the Security Agreement to reflect such release.

            (f) Release of Pledges. Upon written request of the Company, the Holder agrees to release the Pledges if the Effective Collateral exceeds 120% of the outstanding principal amount of the Convertible Notes. Such written request shall be accompanied by a certificate of an accountant confirming the value of the Distributable Collateral which can be distributed in accordance with sections 30 and 31 of the German Limited Liability Companies Act ("GmbHG") of as of the date of the request. After the release of the Pledges pursuant to the prior sentence and upon the Holder's request, the Company shall be required to provide the Holder with monthly certificates from a certified accountant setting forth the current details of the value of the Distributable Collateral. If at any time after the Pledges have been released, the outstanding principal amount of the Convertible Notes exceeds the Effective Collateral by more than (euro) 100,000, the Company agrees to enter into a new pledge agreement on the same terms and conditions of the Pledge Agreement, with all costs and expenses relating to such pledge agreement to be borne by the Company.

            (g) In the event of a dispute with respect to the calculation of the Conversion Price, the Company shall promptly issue to the Holder the number of undisputed Note Conversion Shares and shall submit the disputed calculations to its outside accountant (the "Accountant") via facsimile within three (3) days of receipt of the Conversion Notice. The Company shall cause the Accountant to perform the calculations and notify the Company and Holder of the results no later than two (2) Trading Days from the time it receives the disputed calculations. The Accountant's calculations shall be deemed conclusive absent manifest error.

      SECTION 3.3. Delivery of Note Conversion Shares Upon Conversion. The Company shall, no later than the close of business on the third Trading Day after receipt by the Company of (i) a facsimile copy of a Conversion Notice and
(ii) all necessary documentation duly executed and in proper form required for conversion, including this Convertible Note (or after the provisions required by Section 2.2 in the case of a lost, stolen or destroyed Convertible Note), issue and surrender the Note Conversion Shares to an express courier service for either overnight or (if delivery is outside the United States) two (2) day delivery to the Holder at the address or addresses and in the name or names provided in the Conversion Notice. The person or persons entitled to receive the Note Conversion Shares issuable upon conversion of this Convertible Note shall be treated for all purposes as the record holder or holders of such Note Conversion Shares on the Conversion Date.

      SECTION 3.4. Fractional Shares. No fractional Note Conversion Shares or scrip representing fractional Note Conversion Shares shall be issued upon conversion of this Convertible Note. If any conversion of this Convertible Note would create a fractional Note Conversion Share or a right to acquire a fractional Note Conversion Share, such fractional Note Conversion Share shall be disregarded and the number of Note Conversion Shares issuable upon conversion, in the aggregate, shall be the next higher number of shares.

      SECTION 3.5. Adjustment of Conversion Price. The Conversion Price and, accordingly, the number of Note Conversion Shares issuable upon the conversion of this Convertible Note shall be subject to adjustment from time to time upon the happening of certain events as follows:

            (a) Reclassification, Consolidation, Merger or Mandatory Share Exchange.

            (i) Upon occurrence of any of the events specified in subsection
      (a)(ii) below (the "Adjustment Events") while this Convertible Note remains outstanding and unexpired, the Company, or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefore, execute a new Convertible Note providing that the Holder shall have the right to convert such new Convertible Note (upon terms not less favorable to the Holder than those then applicable to this Convertible Note) and to receive upon such exercise, in lieu of each Common Share theretofore issuable upon conversion of this Convertible Note, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, mandatory share exchange, sale or transfer by the holder of one Common Share issuable upon conversion of this Convertible Note had this Convertible Note been converted immediately prior to such reclassification, change, consolidation, merger, mandatory share exchange or sale or transfer. Such new Convertible Note shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.5.

            (ii) The Adjustment Events include (1) any reclassification or change of Common Stock issuable upon conversion of this Convertible Note (other than a change in par value, or from par value to no par value per share, or from no par value per share to par value, or as a result of a subdivision or combination of outstanding Common Stock issuable upon conversion of this Convertible Note), (2) any consolidation, merger or mandatory share exchange of the Company with or into another corporation (other than a merger or mandatory share exchange with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value, or as a result of a subdivision or combination of Outstanding Common Stock issuable upon conversion of this Convertible
      Note), or (3) any sale or transfer to another corporation of the property of the Company as an entirety or substantially as an entirety.

      The provisions of this subsection (a) shall similarly apply to successive reclassifications, changes, consolidations, mergers, mandatory share exchanges and sales and transfers.

            (b) Subdivision or Combination of Shares. If the Company at any time while this Convertible Note remains outstanding and unexpired, shall subdivide or combine its Common Stock, the Conversion Price (i) shall be proportionately reduced, in case of subdivision of such shares, as of the effective date of such subdivision, or, if the Company shall take a record of holders of its Common Stock for the purpose of so subdividing, as of such record date, whichever is earlier, or (ii) shall be proportionately increased, in the case of combination of such shares, as of the effective date of such combination, or, if the Company shall take a record of holders of its Common Stock for the purpose of so combining, as of such record date, whichever is earlier.

            (c) Stock Dividends. If the Company at any time while this Convertible Note is outstanding and unexpired shall pay a dividend in its Capital Shares, or make any other distribution of its Capital Shares, then the Conversion Price shall be adjusted, as of the date the Company shall take a record of the holders of its Capital Shares for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Conversion Price in effect immediately prior to such payment or other distribution by a fraction:

               (i) the numerator of which shall be the total number of Outstanding Capital Shares immediately prior to such dividend or distribution, and

               (ii) the denominator of which shall be the total number of Outstanding Capital Shares immediately after such dividend or distribution.

   The provisions of this subsection (c) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a) or (b).

            (d) Issuance of Additional Capital Shares. If the Company at any time while this Convertible Note remains outstanding and unexpired shall issue any additional Capital Shares (the "Additional Capital Shares"), otherwise than as provided in the foregoing subsections (a) through (c) above, at a price per share less, or for other consideration lower, than the Conversion Price in effect immediately prior to such issuance, or without consideration, then upon such issuance the Conversion Price shall be reduced to that price determined by multiplying the Conversion Price in effect immediately prior to such event by a fraction:

               (i) the numerator of which shall be the number of Outstanding Capital Shares immediately prior to the issuance of the Additional Capital Shares plus the number of Capital Shares which the aggregate consideration for the total number of such Additional Capital Shares so issued would purchase at the then effective Conversion Price, and;

               (ii) the denominator of which shall be the number of Outstanding Capital Shares immediately after the issuance of the Additional Capital Shares plus the number of Additional Capital Shares so issued.

   The provisions of this subsection (d) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a), (b) or
   (c). No adjustment of a Conversion Price shall be made under this subsection
   (d) upon the issuance of any Additional Capital Shares which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible or exchangeable securities if any such adjustments shall previously have been made upon the issuance of any such warrants, options or other rights or upon the issuance of any convertible or exchangeable securities (or upon the issuance of any warrants, options or any rights therefor) pursuant to subsection (e) or (f).

            (e) Issuance of Warrants, Options or Other Rights. If the Company at any time while this Convertible Note remains outstanding and unexpired shall issue any warrants, options (other than options under the Company's stock option plan) or other rights to subscribe for or purchase any Additional Capital Shares and the price per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Conversion Price in effect immediately prior to such issuance, then upon such issuance the Conversion Price shall be adjusted as provided in subsection (d) hereof on the basis that:

               (i) the maximum number of Additional Capital Shares issuable pursuant to all such warrants, options or other rights shall be deemed to have been issued as of the date of actual issuance of such warrants, options or other rights, and

               (ii) the aggregate consideration for such maximum number of Additional Capital Shares issuable pursuant to such warrants, options or other rights, shall be deemed to be the consideration received by the Company for the issuance of such warrants, options, or other rights plus the minimum consideration to be received by the Company for the issuance of Additional Capital Shares pursuant to such warrants, options, or other rights.

            (f) Issuance of Convertible or Exchangeable Securities. If the Company at any time while this Convertible Note remains outstanding and unexpired shall issue any securities convertible into or exchangeable for Capital Shares, and the consideration per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to the terms of such convertible or exchangeable securities shall be less than the Conversion Price in effect immediately prior to such issuance, then upon such issuance the Conversion Price shall be adjusted as provided in subsection (d) hereof on the basis that:

               (i) the maximum number of Additional Capital Shares necessary to effect the conversion or exchange of all such convertible or exchangeable securities shall be deemed to have been issued as of the date of issuance of such convertible or exchangeable securities, and

               (ii) the aggregate consideration for such maximum number of Additional Capital Shares shall be deemed to be the consideration received by the Company for the issuance of such convertible or exchangeable securities plus the minimum consideration received by the Company for the issuance of such Additional Capital Shares pursuant to the terms of such convertible or exchangeable securities.

   No adjustment of the Conversion Price shall be made under this subsection (f) upon the issuance of any convertible or exchangeable securities which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants, options or other rights pursuant to subsection (e) hereof.

            (g) Adjustment of Number of Shares. Upon each adjustment of the Conversion Price pursuant to any provisions of this Section 3.5, the number of Note Conversion Shares issuable hereunder at the option of the Holder shall be calculated, to the next higher whole share, to be the quotient obtained by dividing (i) the then outstanding principal amount of this Convertible Note by
(ii) the Conversion Price immediately after such adjustment.

            (h) Liquidating Dividends, Etc. If the Company at any time while this Convertible Note is outstanding and unexpired makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) through (g)), provided, in each case, that such distribution described in this subsection (h) does not constitute an Event of Default hereunder, the Holder shall be entitled to receive upon the conversion of this Convertible Note, in addition to the Note Conversion Shares receivable upon such exercise, and without payment of any consideration other than the Conversion Price, an amount in cash equal to the value of such distribution per Capital Share multiplied by the number of Note Conversion Shares which, on the record date for such distribution, are issuable upon Conversion of this Convertible Note (with no further adjustment being made following any event which causes a subsequent adjustment in the number of Note Conversion Shares issuable upon the exercise hereof), and an appropriate provision therefor shall be made a part of any such distribution. The value of a distribution which is paid in other than cash shall be determined in good faith by the Board of Directors.

            (i) Other Provisions Applicable to Adjustments Under this Section. The following provisions will be applicable to the making of adjustments in a Conversion Price hereinabove provided in this Section 3.5:

               (i) Computation of Consideration. To the extent that any Additional Capital Shares or any convertible or exchangeable securities or any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares or any convertible or exchangeable securities shall be issued for a cash consideration, the consideration received by the Company therefor shall be deemed to be the amount of the cash received by the Company therefor, or, if such Additional Capital Shares or convertible or exchangeable securities are offered by the Company for subscription, the subscription price, or, if such Additional Capital Shares or convertible or exchangeable securities are sold to underwriters or dealers for public offering without a subscription offering, or through underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or incurred by the Company for and in the underwriting of, or otherwise in connection with the issue thereof. To the extent that such issuance shall be for a consideration other than cash, then, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Company's Board of Directors. The consideration for any Additional Capital Shares issuable pursuant to any warrants, options or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants, options or other rights, plus the additional consideration payable to the Company upon the exercise of such warrants, options or other rights. The consideration for any Additional Capital Shares issuable pursuant to the terms of any convertible or exchangeable securities shall be the consideration paid or payable to the Company in respect of the subscription for or purchase of such convertible or exchangeable securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such convertible or exchangeable securities. In case of the issuance at any time of any Additional Capital Shares or convertible or exchangeable securities in payment or satisfaction of any dividend upon any class of stock preferred as to dividends in a fixed amount, the Company shall be deemed to have received for such Additional Capital Shares or convertible or exchangeable securities a consideration equal to the amount of such dividend so paid or satisfied.

               (ii) Readjustment of Conversion Price. Upon the expiration of the right to convert or exchange any convertible or exchangeable securities, or upon the expiration of any rights, options or warrants, the issuance of which convertible or exchangeable securities, rights, options or warrants effected an adjustment in a Conversion Price, if any such convertible or exchangeable securities shall not have been converted or exchanged, or if any such rights, options or warrants shall not have been exercised, the number of Capital Shares deemed to be issued and Outstanding by reason of the fact that they were issuable upon conversion or exchange of any such convertible or exchangeable securities or upon exercise of any such rights, options, or warrants shall no longer be computed as set forth above, and such Conversion Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section 3.5 after the issuance of such convertible or exchangeable securities, rights, options or warrants) had the adjustment of the Conversion Price made upon the issuance or sale of such convertible or exchangeable securities or issuance of rights, options or warrants been made on the basis of the issuance only of the number of Additional Capital Shares actually issued upon conversion or exchange of such convertible or exchangeable securities, or upon the exercise of such rights, options or warrants, and thereupon only the number of Additional Capital Shares actually so issued, if any, shall be deemed to have been issued and only the consideration actually received by the Company (computed as set forth in sub-subsection (i) hereof) shall be deemed to have been received by the Company. If the purchase price provided for in any rights, options or warrants, or the additional consideration (if any) payable upon the conversion or exchange of any convertible or exchangeable securities, or the rate at which any convertible or exchangeable securities are convertible into or exchangeable for Capital Shares changes at any time (other than under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of the change shall be adjusted to the Conversion Price that would have been in effect at such time had such rights, options, warrants or convertible or exchangeable securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.

               (iii) Other Action Affecting Capital Shares. In case after the date hereof the Company shall take any action affecting the number of Outstanding Capital Shares, other than an action described in any of the foregoing subsections (a) through (h) hereof, inclusive, which in the opinion of the Company's Board of Directors would have a Materially Adverse Effect upon the rights of the Holder at the time of a conversion of this Convertible Note, the Conversion Price shall be adjusted in such manner and at such time as the Board or Directors on the advice of the Company's independent public accountants may in good faith determine to be equitable in the circumstances.

      SECTION 3.6. Notice of Adjustments. Whenever the Conversion Price under the terms of this Convertible Note shall be adjusted pursuant to Section 3.5 hereof, the Company shall promptly issue a certificate signed by its President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail (i) the event requiring the adjustment, (ii) the amount of the adjustment, (iii) the method by which such adjustment was calculated (including a description of the basis on which the Company's Board of Directors made any determination hereunder), and
(iv) the Conversion Price and number of Note Conversion Shares purchasable at that Conversion Price after giving effect to such adjustment. The Company shall promptly cause copies of such certificate to be delivered by facsimile and courier to the Holder.

                                    ARTICLE 4

                        STATUS; RESTRICTIONS ON TRANSFER

      SECTION 4.1.  Status of Convertible Note.

            (a) Subject to Section 4.2 below, this Convertible Note is a direct, general and unconditional obligation of the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and to general principals of equity. To secure the obligations of the Company under the Convertible Notes, the Company hereby grants the Holder a security interest in the Collateral and the Pledges. On the Subscription Date, the Collateral will have a Book Value of (euro) 5,942,211.34, as set forth on Attachment A to the Security Agreement. To perfect the security interest in the Collateral, the Company shall cause FiberCore Jena to execute and deliver to the Holder, simultaneously with the issuance and delivery of this Convertible Note, an executed original copy of the Security Agreement. To perfect the security interest in the Pledges, the Company shall execute and deliver to the Holder, simultaneously with the issuance and delivery of this Convertible Note, an executed original copy of the Pledge Agreement.

            (b) The Company agrees that it will not, without the prior written consent of the Holder, take any action, nor fail to take any action which would in any manner adversely affect the rights of the Holder pursuant to this Convertible Note or the value of the Collateral or the Pledges or subject the Holder to any liability. If the Company fails to pay the entire principal amount evidenced by this Convertible Note and all accrued interest when it becomes due, the Holder will have all the rights with regard to the Collateral and the Pledges granted by the laws in effect in the Federal Republic of Germany to a creditor upon default by its debtor. Without limiting the above, if the Company fails to pay the entire principal amount evidenced by this Convertible Note and all accrued interest when it becomes due, the Holder may, by notice to the Company accompanied by an agreement by the Holder to return any principal paid with regard to this Convertible Note if it determined that that principal is not subject to offset as provided below, obtain the Collateral and assert its rights under the Pledge Agreement in satisfaction of the obligations created by this Convertible Note. The Company waives, to the full extent permitted by law, any right to object to the retention of the Collateral by the Holder and the assertion by the Holder of its rights under the Pledge Agreement, and to require the Holder to dispose of the Collateral and the Pledges.

      SECTION 4.2. Restrictions on Transfer. This Convertible Note may only be owned by Crescent International or an Affiliate of Crescent International. This Convertible Note, and any Note Conversion Shares issued according to the terms hereof, have not been and will not be registered under the Securities Act. This Convertible Note and any Note Conversion Shares may not be offered or sold, directly or indirectly, except pursuant to registration under the Securities Act, an available exemption therefrom, or pursuant to Regulation S.

                                    ARTICLE 5

                                    COVENANTS

      The Company covenants and agrees that so long as this Convertible Note shall be outstanding:

      SECTION 5.1. Payment of Convertible Note. The Company will punctually, according to the terms hereof, (a) pay or cause to be paid the principal of this Convertible Note, (b) pay or cause to be paid interest on this Convertible Note at a fixed rate of 8.0% per annum payable in quarterly installments on March 1, June 1, September 1 and December 1 of each calendar year, beginning on September 1, 2000, on the outstanding amount of this Convertible Note; provided however that, the Company shall be required to pay such interest only if the Company fails for a period of ten (10) Trading Days to fulfill its obligation under
Section 3.3 hereof to deliver to the Holder certificates representing the Note Conversion Shares upon conversion by the Holder in accordance with Article 3 hereof, and (c) issue Note Conversion Shares upon conversion.

      SECTION 5.2. Notice of Default. If any one or more events occur which constitute or which, with the giving of notice or the lapse of time or both, would constitute an Event of Default (as hereinafter defined), or if the Holder shall demand payment or take any other action permitted upon the occurrence of any such Event of Default, the Company will forthwith give written notice to the Holder, specifying the nature and status of the Event of Default or other event or of such demand or action, as the case may be.

      SECTION 5.3. Sufficient Number of Authorized Common Stock. So long as this Convertible Note shall be outstanding, the Company shall at all times have authorized and reserved for issuance, free from preemptive rights, a sufficient number of Common Stock to yield a number of Note Conversion Shares sufficient to satisfy the conversion rights of the Holder pursuant to the terms and conditions hereof.

      SECTION 5.4. Insurance. The Company will carry and maintain in full force and effect at all times insurance with insurers the Company reasonably believes to be financially sound and reputable in such amounts as is customary in the respective industries of the Company.

      SECTION 5.5. Payment of Obligations. The Company will pay and discharge at or before maturity, all its respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings, and will maintain in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same;

      SECTION 5.6. Compliance with Laws. The Company will comply in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

      SECTION 5.7. Inspection of Property, Books and Records. The Company will keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities and will permit representatives of the Holder at the Holder's expense to visit and inspect any of its respective properties, to examine and make abstracts from any of its respective books and records and to discuss its respective affairs, finances and accounts with its respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

                                    ARTICLE 6

                         EVENTS OF DEFAULT AND REMEDIES

      SECTION 6.1. Events of Default. "Event of Default" wherever used herein means any one of the following events:

            (a) default in the issuance of Note Conversion Shares due upon conversion;

            (b) default in the due and punctual payment of the principal of, or any other amount owing in respect of, this Convertible Note when and as the same shall become due and payable, and continuance of such default for a period of thirty (30) calendar days; or

            (c) substantial failure in the performance or observance of Section
5.5 of this Convertible Note and the continuance of such default for a period of thirty (30) calendar days; or

            (d) default in the performance or observance of any covenant or agreement of the Company in this Convertible Note (other than a covenant or agreement a default in the performance of which is specifically provided for elsewhere in this Section) the Security Agreement and the Pledge Agreement, and the continuance of such default for a period of thirty (30) calendar days after there has been given to the Company by the Holder a written notice specifying such default and requiring it to be remedied; or

            (e) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company or any Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Bankruptcy Code or any other applicable Federal or state law, or appointing a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of their respective properties, or ordering the winding-up or liquidation of the Company's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 30 calendar days, except in case that such event does not result in a Material Adverse Effect; or

            (f) the institution by the Company or any Subsidiary of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action, except in case that such event does not result in a Material Adverse Effect; or

            (g) except with respect to a conversion pursuant to Section 2.5, the Company shall fail to issue and deliver the Note Conversion Shares within thirty
(30) Trading Days of its receipt of the original Convertible Note and the original Conversion Notice in accordance with Section 3.2; or

            (h) any principal of other indebtedness of the Company or any Subsidiary, exceeding $500,000 is not repaid on its original or, as agreed to by the applicable creditor, extended maturity date, or becomes due and payable by reason of default before its original maturity date; or

            (i) the Company or any Subsidiary is (a) unable to pay its debts as they fall due, (b) stops, suspends, or threatens in writing to stop or suspend payment of all or any material part of its debts (other than debts contested in good faith by appropriate proceedings), (c) begins negotiations or takes any proceeding or other step with a view to readjustment, rescheduling or deferral of all of its indebtedness (or any material part thereof) that it will or might otherwise be unable to pay when due, (d) seeks the appointment of a statutory manager or proposes in writing or makes a general assignment or an arrangement or composition with or for the benefit of its creditors or any group or class thereof or files a petition for suspension of payments or other relief of debtors for bankruptcy or is declared bankrupt or a moratorium or statutory management is agreed or declared in respect of or affecting all or any material part of the indebtedness of the Company or any of its wholly owned subsidiaries, or (e) the Company ceases or threatens in writing to cease to carry on all or any material part of the business carried on by the Company and its Subsidiaries taken as a whole and as a result of such cessation or threat of cessation, the Company will not be able to perform or comply with its payment obligations under this Convertible Note, except in case that any such event does not result in a Material Adverse Effect; or

            (j) on or after the date hereof, a final judgment or final judgments for the payment of money shall have been entered by any court or courts of competent jurisdiction against the Company and remains undischarged for a period (during which execution shall be effectively stayed) of 30 Trading Days, provided that the aggregate amount of all such judgments at any time outstanding (to the extent not paid or to be paid, as evidenced by a written communication to that effect from the applicable insurer, by insurance) exceeds $500,000; or

            (k) it becomes unlawful for the Company to perform or comply with its obligations under this Convertible Note, the Securities Purchase Agreement, the Registration Rights Agreement, the Security Agreement or the Pledge Agreement.

      SECTION 6.2. Acceleration of Maturity: Rescission and Annulment. If an Event of Default occurs and is continuing, then and in every such case any Holder may declare the principal of this Convertible Note to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration the principal of, and interest on, this Convertible Note shall become immediately due and payable.

      SECTION 6.3. Remedies Not Waived. No course of dealing between the Company and the Holder or any delay in exercising any rights hereunder shall operate as a waiver by the Holder.

                                    ARTICLE 7

                                  MISCELLANEOUS

      SECTION 7.1. Register. (a)The Company shall keep at its principal office a register in which the Company shall provide for the registration of this Convertible Note. Upon any transfer of this Convertible Note in accordance with
Article 2 and 4 hereof, the Company shall register such transfer on the Convertible Note register.

            (b) The Company may deem the person in whose name this Convertible Note shall be registered upon the registry books of the Company to be, and may treat it as, the absolute owner of this Convertible Note (whether or not this Convertible Note shall be overdue) for the purpose of receiving payment of principal of this Convertible Note, for the conversion of this Convertible Note and for all other purposes, and the Company shall not be affected by any notice to the contrary. All such payments and such conversions shall be valid and effective to satisfy and discharge the liability upon this Convertible Note to the extent of the sum or sums so paid or the conversion or conversions so made.

      SECTION 7.2. Withholding. To the extent required by applicable law, the Company may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Company from any payments made pursuant to this Convertible Note.

      SECTION 7.3. Governing Law. THIS CONVERTIBLE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES THEREOF). WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS CONVERTIBLE NOTE, THE COMPANY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. SUBJECT TO APPLICABLE LAW, THE COMPANY AGREES THAT FINAL JUDGMENT AGAINST IT IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS CONVERTIBLE NOTE SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION WITHIN OR OUTSIDE THE UNITED STATES BY SUIT ON THE JUDGMENT, A CERTIFIED COPY OF WHICH JUDGMENT SHALL BE CONCLUSIVE EVIDENCE THEREOF AND THE AMOUNT OF ITS INDEBTEDNESS, OR BY SUCH OTHER MEANS PROVIDED BY LAW.

      SECTION 7.4. Headings. The headings of the Articles and Sections of this Convertible Note are inserted for convenience only and do not constitute a part of this Convertible Note.

      IN WITNESS WHEREOF, the Company has caused this Convertible Note to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer, on the date of this Convertible Note.

                                    FIBERCORE, INC.

                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:

Attest

By:
    -------------------------------
    Name:
    Title: Assistant Secretary


   [Corporate Seal]

                         ANNEX I TO THE CONVERTIBLE NOTE

                            FORM OF CONVERSION NOTICE

TO _____________________:

      The undersigned owner of the convertible note, dated [ ], 2000, issued by FiberCore, Inc. (the "Convertible Note") hereby irrevocably exercises the option to convert $[ ] of the principal amount of the Convertible Note into Common Stock, par value $0.001 per share, of FiberCore, Inc. (the "Note Conversion Shares"), in accordance with the terms of the Convertible Note. The applicable Conversion Price is US$[ ] and the number of Note Conversion Shares issuable upon conversion is [ ].

      The undersigned directs that the Note Conversion Shares issuable and certificates therefor (to the extent that certificates evidencing Common Stock are then being issued by FiberCore, Inc.) deliverable upon the conversion, together with any check in payment for fractional Note Conversion Shares, be issued in the name of and delivered, if appropriate, to the undersigned unless a different name has been indicated below.

Dated: ______________________

                                   Signature: __________________________________

Fill in for registration of Note Conversion Shares:


Please print name and address:

(including zip code number)